UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2005

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX		77477
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 4, 2005, Input/Output, Inc. (the “Company”) issued a press release regarding guidance on its results of operations for the fourth quarter of 2004, a copy of which is furnished as Exhibit 99.1 hereto.

On January 5, 2005, the Company held a conference call with analysts and other participants. A copy of prepared remarks made during the call by Robert P. Peebler, President and Chief Executive Officer, is furnished as Exhibit 99.2 hereto.

The information contained in this report and such exhibits (i) are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

The information contained in this report and such exhibits contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act.  These forward-looking statements include statements concerning future estimated revenues, gross margin, EBITDA, net income per share and earnings per share for the fourth quarter of 2004, the full year 2004 and the full year 2005. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.  These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the Company’s inability to produce products to preserve and increase market share; risks associated with the Company’s restructuring and corporate repositioning program; risks of significant payment defaults under extended financing arrangements with customers; risks of losing significant customers; and risks of technological and marketplace changes affecting the Company’s product line and service offerings.  Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 5, 2005

Input/Output, Inc.
(Registrant)

		By:	/s/ J. Michael Kirksey
			Name:	J. Michael Kirksey
			Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 4, 2005, issued by Input/Output, Inc.

99.2	Input/Output, Inc. January 5, 2005 Conference Call Prepared Remarks of Robert P. Peebler, President and Chief Executive Officer.